UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed on a webcast of the BioDisrupt investor day of Amyris, Inc. (the “Company”) on May 16, 2019 and as further described below, on May 14, 2019, the Company appointed two new members to the Company’s Board of Directors (the “Board”), James McCann and Lisa Qi, whose expertise are reflective of the Company’s current business interests and market focus following its exit from the legacy biofuels business. In addition, as further described below, His Highness Sheikh Abdullah bin Khalifa Al Thani (“HH”) and Christophe Vuillez of the multinational oil and gas company Total S.A. (“Total”) resigned from the Board on May 14, 2019 and May 20, 2019, respectively. These changes in the makeup of the Board reflect the Company’s need for Board expertise in its current markets of Health & Wellness, Clean Beauty and Flavors & Fragrances.

(b) Resignation of Directors

On May 14, 2019, HH notified the Company of his intent to resign from the Board, effective at such time as a new director has been appointed to fill the vacancy created by HH’s resignation. HH had been serving on the Board as the designee of Biolding SA (“Biolding”), an investment vehicle owned by HH, in connection with the preexisting right of Biolding to designate a director on the Board pursuant to a letter agreement dated February 23, 2012 among the Company and the investors named therein, including Biolding. In connection with HH’s resignation, Biolding permanently waived its Board designation right.

On May 20, 2019, Christophe Vuillez notified the Company of his resignation from the Board, effective immediately. Mr. Vuillez had been serving on the Board as the designee of Total in connection with the preexisting right of Total to designate a director on the Board pursuant to a letter agreement dated June 21, 2010 between Total and the Company.

(d) Appointment of New Directors

On May 14, 2019, the Board appointed James McCann, founder and chairman of the board of directors of 1-800-FLOWERS.COM, Inc., and Lisa Qi, founder of the Daling Family e-commerce platform, as a Class I and Class III director, respectively (whose initial terms will expire at the Company’s annual meeting of stockholders to be held in 2020 and 2019, respectively, or upon such director’s earlier death, resignation or removal). Neither Mr. McCann nor Ms. Qi has been, or is expected to be, named to any committee of the Board at this time.

In connection with the appointment of Mr. McCann and Ms. Qi, the Board adopted a resolution increasing the authorized number of directors on the Board from 12 to 13, which vacancy will be filled by Ms. Qi. Mr. McCann will fill the vacancy on the Board created by HH’s resignation.

Mr. McCann is the founder and chairman of the board of directors of 1-800-FLOWERS.COM, Inc., a floral and gourmet foods gift retailer and distribution company founded in 1976. Mr. McCann also serves as a director and chair of the nominating and corporate governance committee of IGT PLC and as a director of The Scotts Miracle-Gro Company. In addition, Mr. McCann currently serves on the board of directors of Willis Towers Watson PLC, a position from which he is retiring this month.

Ms. Qi is the founder and chief executive officer of Silver Gift Limited and Daling Xinchao (Beijing) Trading Co., Ltd., which operate the Daling Family e-commerce platform in China.

Each of Mr. McCann and Ms. Qi is eligible for the Company’s standard compensation for non-employee directors, as disclosed in (i) the “Director Compensation” section of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2018 and (ii) the Current Report on Form 8-K filed by the Company with the SEC on August 2, 2018, which disclosure is incorporated herein by reference. The Company will enter into an indemnification agreement with each of Mr. McCann and Ms. Qi in the form that it has entered into with its other directors and that is filed as Exhibit 10.01 to the Company’s registration statement on Form S-1 (File No. 333-166135). The indemnification agreement and the Company’s restated certificate of incorporation, as amended, and restated bylaws require the Company to indemnify its directors to the fullest extent permitted by Delaware law.

There is no arrangement or understanding with any person pursuant to which either Mr. McCann or Ms. Qi was appointed as a member of the Board, and neither Mr. McCann nor Ms. Qi have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

Item 5.08	Shareholder Director Nominations.

(a) To the extent applicable, the information contained in Item 8.01 below is incorporated herein by reference.

Item 8.01	Other Events.

On May 14, 2019, the Board scheduled the date of the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) for August 27, 2019, which is more than 30 days after the anniversary of the Company’s 2018 Annual Meeting of Stockholders.

In accordance with the Company’s restated bylaws, notice by a stockholder of any qualified stockholder proposal or qualified stockholder nomination (including any notice on Schedule 14N) must be received by the Company at its principal executive offices located at 5885 Hollis Street, Suite 100, Emeryville, California 94608, addressed to the Secretary of the Company, by June 13, 2019. Such stockholder proposals or nominations must conform to the rules and regulations promulgated by the SEC and the Company’s restated bylaws. Any such notice received after June 13, 2019 will be considered untimely and not properly brought before the 2019 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: May 20, 2019	By:	/s/ Nicole Kelsey
Nicole Kelsey
General Counsel and Secretary